Long-term Indebtedness (Detail)	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Debt Disclosure [Line Items]
1.9% (weighted average rate) unsecured loans from banks, due 2012			¥ 500,000,000
Capital lease obligations (see Note 3 (g))	341,000	28,000,000	49,000,000
Less- Current maturities included in short-term borrowings	(195,000)	(16,000,000)	(530,000,000)
Total	$ 146,000	¥ 12,000,000	¥ 19,000,000